UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Amazon.com, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials

For the Shareholder Meeting to Be Held on Thursday, May 28, 2009

The Proxy Statement and Annual Report are available at: http://bnymellon.mobular.net/bnymellon/amzn

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 14, 2009 to facilitate timely delivery.

Dear Amazon.com Shareholder:

The 2009 Annual Meeting of Shareholders of Amazon.com, Inc. (the “Annual Meeting”) will be held at 9:00 a.m., Pacific time, on Thursday, May 28, 2009 at the Seattle Art Museum, Plestcheeff Auditorium, 1300 First Avenue, Seattle, Washington 98101 for the following purposes.

1.	To elect eight directors to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified;

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2009;

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Our Board of Directors recommends you vote “FOR” the election of each of the nominees to the Board and “FOR” the ratification of the appointment of Ernst & Young LLP as independent auditors.

The Board of Directors has fixed April 1, 2009, as the record date for determining shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. This Notice of Internet Availability of the Company’s proxy materials is being mailed to shareholders on or about April 17, 2009.

PLEASE SEE REVERSE SIDE FOR IMPORTANT INFORMATION

ABOUT HOW TO VIEW OR OBTAIN YOUR PROXY MATERIALS

CONTROL NUMBER
i

You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number	g

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Directions to the Annual Meeting:
You can find directions to the Annual Meeting, where you may vote in person, at www.amazon.com/ir

Meeting Location:
Seattle Art Museum
Plestcheeff Auditorium
1300 First Avenue
Seattle, Washington 98101

The following materials are available for you to review online:
•	The Company’s Proxy Statement
•	The Company’s Annual Report on Form 10-K for the year ended December 31, 2008

To request a paper copy of the Proxy Materials: With your 11-digit control number, contact our transfer agent by:
	Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688),
	Email:	shrrelations@bnymellon.com
	Internet:	http://bnymellon.mobular.net/bnymellon/amzn

ACCESSING YOUR PROXY MATERIALS ONLINE
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE ELECTRONICALLY OR TELEPHONICALLY.

The Proxy Materials for Amazon.com, Inc. are available to review at:

http://bnymellon.mobular.net/bnymellon/amzn

Make sure to have this Notice available when you:

• Request a paper copy of the proxy materials
• View your proxy materials online, or
• Vote your proxy electronically or telephonically.

VOTE BY INTERNET

You may use the Internet to vote your shares.

Have this card in hand when you access the above web site.

On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares.

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